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                                                                   EXHIBIT 10.36




                  AMENDMENT NUMBER FIVE TO AMENDED AND RESTATED
                                CREDIT AGREEMENT

        This AMENDMENT NUMBER FIVE TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of February 28, 2005, is entered into between DECKERS OUTDOOR CORPORATION, a Delaware corporation ("Borrower"), and COMERICA BANK, a Michigan banking corporation, successor by merger to Comerica Bank-California, a California banking corporation ("Bank"), with reference to the following facts:

        A. Borrower and UGG Holdings, Inc., a California corporation ("UGG"), on the one hand, as co-borrowers, and Bank, on the other hand, previously entered into that certain Amended and Restated Credit Agreement, dated as of November 25, 2002, as amended by that certain Amendment Number One to Amended and Restated Credit Agreement, dated as of April 29, 2003, that certain Amendment Number Two to Amended and Restated Credit Agreement, dated as of June 27, 2003, and that certain Amendment Number Three to Amended and Restated Credit Agreement, dated as of August 6, 2003, and that certain Amendment Number Four to Amended and Restated Credit Agreement, dated as of November 13, 2004 (as so amended, the "Agreement");

        B. UGG has duly merged with and into Borrower and Borrower is the surviving entity;

        C. With the consent of Bank, which has previously been given to Borrower, Borrower has repaid all Subordinate Debt in full; and

        C. Borrower and Bank desire to further amend the Agreement in accordance with the terms of this Amendment.

        NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:

        1. Defined Terms. All initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

        2. Amendment to Section 1.1. The definition of "Revolving Loans Maturity Date" set forth in Section 1.1 of the Agreement is hereby amended in its entirety as follows:

           "`Revolving Loans Maturity Date' means June 1, 2006."

        3. Amendment to Section 2.15(b). Section 2.15(b) of the Agreement is hereby amended in its entirety as follows:



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               "(b) On each anniversary of the Closing Date (except for the Term
           Loan Maturity Date), Borrower shall pay to Bank an annual fee (the "Annual Fee"), each in the amount of Sixty Thousand Dollars ($60,000)."

        4. Amendments to Section 7.15.

           (a) Clauses (e) and (f) of Section 7.15 of the Agreement are hereby amended in their entirety as follows:

               "(e) Intentionally Deleted."

               "(f) Consolidated Effective Tangible Net Worth, measured as of the end of each fiscal quarter of Borrower, commencing with the fiscal quarter ended December 31, 2004, at any time to be less than the sum of (i) $37,000,000 plus (ii) on a cumulative basis, 75% of the Consolidated Net Profit (but in no event less than zero) for each fiscal year, commencing with the fiscal year ended December 31, 2004."

        5. Amendment to Article XI. Article XI of the Agreement is hereby deleted in its entirety. All references in the Agreement to "Parent," "UGG," "each Borrower," "such Borrower," "Borrowers" and similar references shall be deemed to be references to "Borrower."

        6. Representations and Warranties. In order to induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank that:

           (a) No Event of Default or Unmatured Event of Default is continuing;

           (b) All of the representations and warranties set forth in the Agreement and the Loan Documents are true, complete and accurate in all respects (except for representations and warranties which are expressly stated to be true and correct as of the Closing Date); and

           (c) This Amendment has been duly executed and delivered by Borrower, and after giving effect to this Amendment, the Agreement and the Loan Documents continue to constitute the legal, valid and binding agreements and obligations of Borrower, enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, and similar laws and equitable principles affecting the enforcement of creditors' rights generally.

        7. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to and contingent upon the fulfillment of each and every one of the following conditions:

           (a) Bank shall have received this Amendment, duly executed by Borrower;

           (b) Bank shall have received evidence satisfactory to Bank that (i) UGG has duly merged with and into Borrower and Borrower is the surviving entity, and (ii) all assets of UGG have been duly transferred and assigned to Borrower, and accepted by Borrower, and without limiting the generality of the foregoing, record title to all Intangible Assets shall be held in the name of Borrower;



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           (c) Bank shall have received a Collateral Access Agreement respecting
Borrower's location at 3001 Mission Oaks Boulevard, Camarillo, California 93012, duly executed by the landlord of such location and in form and substance satisfactory to Bank;

           (d) No Event of Default, Unmatured Event of Default or Material Adverse Effect shall have occurred and be continuing; and

           (e) All of the representations and warranties set forth herein, in the Loan Documents and in the Agreement shall be true, complete and accurate in all respects as of the date hereof (except for representations and warranties which are expressly stated to be true and correct as of the Closing Date).

        8. Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

        9. Integration. The Agreement as amended by this Amendment constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and thereof, and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof and thereof.

        10. Reaffirmation of the Agreement. The Agreement as amended hereby and the other Loan Documents remain in full force and effect.

       [remainder of page intentionally left blank; signatures to follow]



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        IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first hereinabove written.

                                            DECKERS OUTDOOR CORPORATION,
                                            a Delaware corporation

                                            By:  /s/ M. Scott Ash
                                                --------------------------------
                                            Name:  M. Scott Ash
                                            Title: Chief Financial Officer

                                            COMERICA BANK,
                                            a Michigan banking corporation,
                                            successor by merger to Comerica
                                            Bank-California, a California
                                            banking corporation


                                            By:  /s/ Geoffrey Matthews
                                                --------------------------------
                                            Name:  Geoffrey Matthews
                                            Title: Assistant Vice President-
                                                      Western Division



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